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                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                E-SYSTEMS, INC.
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               (Name of Registrant as Specified in Its Charter)

                                E-SYSTEMS, INC.
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.
[x]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:  $125

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     (2) Form, Schedule or Registration Statement No.:  Definitive Proxy
         Statement on Schedule 14A

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     (3) Filing Party:  E-SYSTEMS, INC.

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     (4) Date Filed:  March 25, 1995

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[LOGO] E-SYSTEMS

                       NOTICE CONCERNING ANNUAL MEETING
                                OF STOCKHOLDERS
                                      OF

                                E-SYSTEMS, INC.

                                                April 12, 1995

To Our Stockholders:

        On March 24, 1995, a Notice of Meeting, Proxy Statement and Proxy was mailed to all stockholders of record on March 3, 1995 in connection with the Company's Annual Meeting of Stockholders to be held on April 26, 1995.

        On April 3, 1995, a subsidiary of Raytheon Company, pursuant to the terms of a Merger Agreement with E-Systems dated April 2, 1995, commenced a tender offer to purchase all of the outstanding common stock of the Company at a cash price of $64.00 per share. The offer, as set forth in more detail in the Solicitation/Recommendation Statement of Schedule 14D-9 mailed to you last week, has been approved and recommended by the Board of Directors of E-Systems. In view of the offer's scheduled expiration date of April 28, 1995, the Board of Directors of E-Systems has determined to postpone the Annual Meeting until further notice. Accordingly, it will not be necessary to return your voted Proxy at this time.

                                                E-SYSTEMS, INC.



                                                Michael C. Eberhardt
                                                    Secretary